                                                                    EXHIBIT 21.2

                        WFS FINANCIAL 1996-A OWNER TRUST
                          Distribution Date Statement
               for Master Service Report Date of October 31, 1996
                   for Distribution Date of December 1, 1996





  COLLECTIONS
                                                                                                       DOLLARS
  Payments received                                                                                  54,821,755.13


     Plus:
         Servicer Advances                                                            2,039,506.71
         Reimbursement of holds                                                         764,545.16
                                                                                    ---------------
                                                                                                      2,804,051.87

       Less:
         Reimbursement Advances
         Funds deposited in Holds Account                                             1,489,598.00
                                                                                        782,599.85
                                                                                    ---------------
                                                                                                      2,272,197.85

  Total Funds Available for Distribution                                                             55,353,609.15
                                                                                                   ================





  DISTRIBUTIONS


     Servicing Fee                                                                    1,042,412.00
     Trustee and Other Fees                                                             160,568.07
     Other Miscellaneous Payments                                                       160,038.34
                                                                                    ---------------
                                                                                                      1,363,018.41

     Note Interest Distributable Amount - Class A-1                            0.00
     Note Interest Distributable Amount - Class A-2                    1,925,681.09
     Note Interest Distributable Amount - Class A-3                    1,739,375.00
     Note Interest Distributable Amount - Class A-4                    1,383,750.00
     Note Interest Distributable Amount - Class A-5                      455,015.63
                                                                    ----------------
         Total Note Interest Distributable Amount                      5,503,821.72

     Certificate Interest Distributable Amount                           512,512.31
                                                                    ----------------

  Total Interest Distribution                                                         6,016,334.03



     Note Principal Distributable Amount - Class A-1                           0.00
     Note Principal Distributable Amount - Class A-2 thru A-5         40,599,375.23

     Certificate Principal Distributable Amount                        3,641,127.43
                                                                    ----------------

  Total Principal Distribution                                                       44,240,502.66
                                                                                    ---------------

  Total Principal and Interest Distribution                                                          50,256,836.69

     Spread Account Deposit                                                                           3,733,754.05


  Total Distributions                                                                                55,353,609.15
                                                                                                   ================

                        WFS FINANCIAL 1996-A OWNER TRUST
                          Distribution Date Statement
               for Master Service Report Date of October 31, 1996
                   for Distribution Date of December 1, 1996





  PORTFOLIO DATA:
                                                                                # of loans
        Beginning Security Balance                                                       39,326                 401,750,825.66

          Less Scheduled Principal Balance                                                    0  18,710,209.88
            Full Prepayments                                                              2,441  18,516,150.80
            Partial Prepayments                                                               0           0.00
            Liquidations                                                                    761   7,014,141.98
                                                                                                ---------------
                                                                                                                 44,240,502.66
                                                                                                               ----------------
        Ending Security Balance                                                          36,124                 357,510,323.00

  OTHER RELATED INFORMATION:

  Spread Account:

      Beginning Balance                                                                          21,614,621.47
            Deposits                                                                              3,733,754.05
            Reductions                                                                                    0.00
                                                                                                ---------------
      Ending Balance                                                                                             25,348,375.52

      Beginning  Initial Deposit Repayment                                                       14,550,000.00
            Repayments                                                                                    0.00
                                                                                                ---------------
      Ending Initial Deposit Repayment                                                                           14,550,000.00

  Modified Accounts:
      Principal Balance                                                                                   0.00%           0.00
      Scheduled Balance                                                                                   0.00%           0.00

  Servicer Advances
      Beginning Unreimbursed Advances:                                                            1,875,124.86
      New Advances                                                                                2,039,506.71
      Advances Reimbursed                                                                         1,489,598.00
                                                                                                ---------------
      Ending Unreimbursed Advances:                                                                               2,425,033.57

  Holding Account:
      Beginning Balance                                                                             916,507.30
      Funds Deposited                                                                               782,599.85
      Withdrawal to Collection Account                                                              764,545.16
                                                                                                ---------------
      Ending Balance                                                                                                934,561.99

  Net Charge-Off Data:                                                          # of loans
      Charge-Offs                                                                          1281   6,656,780.81
      Recoveries                                                                            670   1,431,403.98
                                                                                                ---------------
      Net Charge-Offs                                                                       611                   5,225,376.83

  Delinquencies ( P&I):                                                         # of loans
        30-59 Days                                                                          405   3,723,581.26
        60-89 Days                                                                          166   1,487,796.62
        90-119 Days                                                                          65     641,660.89
        120-149 Days                                                                          0           0.00
        150 days and over                                                                     0           0.00



  Repossessions                                                                             148     787,411.91

  Contracts Repurchased (pursuant to Sect. 3.02, 4.07, or 9.01 of the Sale
   and Servicing Agreement)                                                                   0                           0.00

  Charge-Off Percentage                                                                                                   2.83%
  Delinquency Percentage                                                                                                  0.82%

  WAC                                                                                                                   15.3138%
  WAM                                                                                                                    48.872

                        WFS FINANCIAL 1996-A OWNER TRUST
                             Officer's Certificate
               for Master Service Report Date of October 31, 1996
                   for Distribution Date of December 1, 1996





         Detailed Reporting

               See Schedule F




         WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of October 31, 1996 and were performed in conformity with the Sale and Servicing Agreement dated March 1, 1996.





                                       Lee A. Whatcott
                                       Sr. Vice President
                                       Chief Financial Officer





                                       Mark Olson
                                       Vice President
                                       Controller

WFS Financial Inc, as Master Servicer, certifies that all computations presented reflect accurate information as of and were performed in conformity with the Sale and Servicing Agreement dated June 1, 1996.


                        WFS FINANCIAL 1996-A OWNER TRUST
                          Distribution Date Statement
               for Master Service Report Date of October 31, 1996
                   for Distribution Date of December 1, 1996


==================================================================================================================================
                    ORIGINAL       BEGINNING                      PRIOR    CURRENT                       REMAINING          TOTAL
                   PRINCIPAL     OUTSTANDING                  PRINCIPAL  PRINCIPAL                     OUTSTANDING      PRINCIPAL
                     BALANCE        PRINCIPAL      PRINCIPAL  CARRYOVER  CARRYOVER       PRINCIPAL       PRINCIPAL   AND INTEREST
 CLASSES                             BALANCE   DISTRIBUTABLE  SHORTFALL  SHORTFALL    DISTRIBUTION         BALANCE   DISTRIBUTION
==================================================================================================================================
   A-1         72,500,000.00            0.00            0.00       0.00       0.00            0.00            0.00           0.00

   A-2        145,000,000.00  135,135,515.28   40,599,375.23       0.00       0.00   40,599,375.23   94,536,140.05  42,525,056.32

   A-3        115,000,000.00  115,000,000.00            0.00       0.00       0.00            0.00  115,000,000.00   1,739,375.00

   A-4         90,000,000.00   90,000,000.00            0.00       0.00       0.00            0.00   90,000,000.00   1,383,750.00

   A-5         28,550,000.00   28,550,000.00            0.00       0.00       0.00            0.00   28,550,000.00     455,015.63

 Certificate   33,950,000.00   33,065,310.38    3,641,127.43       0.00       0.00    3,641,127.43   29,424,182.95   4,153,639.74

==================================================================================================================================
  TOTAL       485,000,000.00  401,750,825.66   44,240,502.66       0.00       0.00   44,240,502.66  357,510,323.00  50,256,836.69
==================================================================================================================================

=======================================================================================      ====================================
                                                        PRIOR    CURRENT
                                                     INTEREST   INTEREST                                DEFICIENCY         POLICY
    NOTE            INTEREST      CALCULATED        CARRYOVER  CARRYOVER      INTEREST                       CLAIM          CLAIM
 CLASSES                RATE        INTEREST        SHORTFALL  SHORTFALL  DISTRIBUTION                      AMOUNT         AMOUNT
=======================================================================================      =====================================
   A-1                 5.35%            0.00            0.00       0.00           0.00                        0.00           0.00

   A-2                 5.70%    1,925,681.09            0.00       0.00   1,925,681.09                        0.00           0.00

   A-3                 6.05%    1,739,375.00            0.00       0.00   1,739,375.00                        0.00           0.00

   A-4                 6.15%    1,383,750.00            0.00       0.00   1,383,750.00                        0.00           0.00

   A-5                 6.38%      455,015.63            0.00       0.00     455,015.63                        0.00           0.00

 Certificate           6.20%      512,512.31            0.00       0.00     512,512.31                        0.00           0.00
                                                                                             =====================================
                                                                                                              0.00           0.00
                                                                                             =====================================
                                                                                             =====================================

                                                                                               Note Percentage         91.769697%
=======================================================================================
                                                                                               Certificate Percentage   8.230303%
 TOTAL                          6,016,334.03            0.00       0.00   6,016,334.03
==================================================================================================================================

                        WFS FINANCIAL 1996-A OWNER TRUST
                          Statement to Securityholders
               for Master Service Report Date of October 31, 1996
                   for Distribution Date of December 1, 1996
                                   Class A-1

                        WFS FINANCIAL 1996-A OWNER TRUST
                          Statement to Securityholders
               for Master Service Report Date of October 31, 1996
                   for Distribution Date of December 1, 1996
                                  Class   A-1






     Original Principal Balance                                                                    72,500,000.00



                                                                                                                          PER $1000
                                                                                                                          ORIG PRIN
     AGGREGATE BALANCES:                                                                                  TOTALS           BALANCE

         Aggregate Unpaid Principal Balance as of Prior Distribution Date                                   0.00            0.000000

         Aggregate Unpaid Principal Balance as of Current Distribution Date                                 0.00            0.000000

                           Pool Factor                                                                  0.000000

     PRINCIPAL DISTRIBUTABLE AMOUNT:

         Principal Distributable Amount                                                      0.00                           0.000000


               Plus: Prior Principal Carryover Shortfall                                     0.00                           0.000000
               Less: Current Principal Carryover Shortfall                                   0.00                           0.000000
                                                                                   --------------
         Total Principal Distributable Amount                                                               0.00            0.000000


     INTEREST DISTRIBUTABLE AMOUNT:

         Interest Distributable Amount                                                       0.00                           0.000000

               Plus: Prior Interest Carryover Shortfall                                      0.00                           0.000000
               Less: Current Interest Carryover Shortfall                                    0.00                           0.000000
                                                                                   --------------
         Total Interest Distributable  Amount                                                               0.00            0.000000


                                                                                                                         PER $1000
                                                                                                                         AGGREGATE
     AGGREGATE SECURITY RELATED INFORMATION:                                                                           ORIG PRIN BAL

         Aggregate Scheduled Balance                                               357,510,323.00                         737.134687

         Servicing Fee                                                               1,042,412.00                           2.149303

         Spread Account                                                             25,348,375.52                          52.264692
         Net Change in Spread Account                                                3,733,754.05                                n/a

         Note Percentage                                                                91.769697%                               n/a

         Certificate Percentage                                                          8.230303%                               n/a